Exhibit 99.1

                                                  LEASE INVESTMENT FLIGHT TRUST
                                                ASSET BACKED NOTES, SERIES 2001-1
                                                  MONTHLY REPORT TO NOTEHOLDERS
                                        All amounts in US dollars unless otherwise stated

Payment Date                          15th of each month
Convention                            Modified Following Business Day

Current Payment Date                     November 15, 2001
Current Calculation Date                  November 8, 2001


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1. Account Activity Summary between Calculation Dates
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
                                                     Prior                                                             Balance on
                                                   Balance                Deposits             Withdrawals       Calculation Date

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
Expense Account                               3,476,426.55              673,353.88             (643,322.20)          3,506,458.23
Collection Account                           94,519,422.98           12,118,663.60          (11,551,137.27)         95,086,949.31
Lessee Funded Account                        10,256,837.55               37,802.07                       -          10,294,639.62
Class A Contingent Collateral Account         3,028,997.35                7,436.72                       -           3,036,434.07
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Total                                       111,281,684.43           12,837,256.27          (12,194,459.47)        111,924,481.23
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                         3,476,426.55
Transfer from Collection Account on Previous Payment Date                                                              673,353.88
Interim Transfer from (to) Collection Account                                                                                   -
Payments on Previous Payment Date                                                                                     (535,537.31)
Interim Payments                                                                                                      (107,784.89)
Other                                                                                                                           -
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Balance on Current Calculation Date                                                                                  3,506,458.23
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                        94,519,422.98
Collections during Period
 - lease rentals                                                                                                    10,677,183.70
 - maintenance reserves                                                                                              1,144,012.89
 - other                                                                                                                43,428.58
 - interest income                                                                                                     254,038.43
Drawings under Credit or Liquidity Enhancement Facilities                                                                       -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                          -
Transfer to Expense Account on Previous Payment Date                                                                  (673,353.88)
Net Swap Receipts (Payments) on Previous Payment Date                                                               (2,167,705.26)
Net Transfers from (to) Lessee Funded Accounts                                                                         (31,714.29)
Aggregate Note Payments on Previous Payment Date                                                                    (8,678,363.84)
Interim Transfer from (to) Expense Account                                                                                      -
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Balance on Current Calculation Date                                                                                 95,086,949.31
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                          (11,714.29)
                                                                                                           -----------------------
Available Collections                                                                                               95,075,235.02
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                                  Page 1 of 5
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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                     265,449.54
(ii)       (a)  Class A Interest                                                                                     2,706,493.45
           (b)  Swap Payments other than subordinated swap payments                                                  3,396,123.13
(iii)      Repayment of Senior Eligible Credit Facilities                                                                       -
(iv)       First Collection Account top-up                                                                          33,000,000.00
(v)        Class A Minimum principal payment                                                                         1,536,130.98
(vi)       Class B Interest                                                                                            671,293.72
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                    -
(viii)     Second Collection account top-up                                                                         20,000,000.00
(ix)       Class B Minimum principal payment                                                                           262,320.80
(x)        Class C Interest                                                                                            761,570.42
(xi)       Repayment of Junior Eligible Credit Facilities                                                                       -
(xii)      Third Collection Account top-up                                                                          19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                    -
(xiv)      Class D Interest                                                                                            303,045.14
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                  -
(xvi)      Fourth Collection Account top-up                                                                         11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                    -
(xviii)    Expense Accrual                                                                                           1,031,240.54
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                             -
           (b)  Maturity Step-up Interest                                                                                       -
           (c)  Registration Step-up Interest                                                                                   -
(xx)       Class A Scheduled principal                                                                               1,117,344.04
(xxi)      Class B Scheduled principal                                                                                  24,223.26
(xxii)     Class C Scheduled principal                                                                                          -
(xxiii)    Class D Scheduled principal                                                                                          -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                   -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                   -
(xxvi)     Class A Outstanding Principal Balance                                                                                -
(xxvii)    Class B Outstanding Principal Balance                                                                                -
(xxviii)   Class C Outstanding Principal Balance                                                                                -
(xxix)     Class D Outstanding Principal Balance                                                                                -
(xxx)      Subordinated Swap Payments                                                                                           -
(xxxi)     Additional Servicing Obligations                                                                                     -
(xxxii)    Remainder to Beneficial Interest                                                                                     -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                      33,000,000.00
Second Collection Account Top-up                                     20,000,000.00
Third Collection Account Top-up                                      19,000,000.00
Fourth Collection Account Top-up                                     11,000,000.00
                                                           ------------------------
  Total Liquidity Reserve Amount                                     83,000,000.00                                 (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                           -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                   12,075,235.02
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                                  Page 2 of 5
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
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4. Payments on the Notes by Subclass
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
                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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
Applicable LIBOR                                                          2.52500%                2.52500%               2.52500%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.91500%                2.95500%               2.95500%
Actual Number of Days                                                           31                      31                     31
Interest Amount Paid                                                  1,004,055.56              661,591.67           1,040,846.22
Additional Interest Paid                                                         -                       -                      -
Maturity Step-up Interest Amount Paid                                            -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                   1,004,055.56              661,591.67           1,040,846.22
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Expected Final Payment Date                                          July 15, 2003           July 15, 2004        August 15, 2010
Excess Amortization Date                                             July 15, 2003           July 15, 2004          July 15, 2001

Original Balance                                                    400,000,000.00          260,000,000.00         425,000,000.00
Opening Outstanding Principal Balance                               400,000,000.00          260,000,000.00         409,043,871.58
Total Principal Distribution Amount                                              -                       -           2,653,475.02
Redemption Amount:
  Amount allocable to principal                                                  -                       -                      -
  Amount allocable to premium                                                    -                       -                      -
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Closing Outstanding Principal Balance                               400,000,000.00          260,000,000.00         406,390,396.56
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes (Continued)                                            B-1                     C-1                    D-1
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Applicable LIBOR                                                          2.52500%                2.52500%               2.52500%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  3.64500%                4.64500%               4.52500%
Number of Days                                                                  31                      31                     31
Interest Amount Payable                                                 185,622.18              275,990.42             136,378.47
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     185,622.18              275,990.42             136,378.47
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     60,000,000.00           69,000,000.00          35,000,000.00
Opening Outstanding Principal Balance                                59,138,886.80           69,000,000.00          35,000,000.00
Total Principal Distribution Amount                                     120,228.27                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                59,018,658.53           69,000,000.00          35,000,000.00
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                                  Page 3 of 5
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
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4. Payments on the Notes by Subclass (Continued)
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
                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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
Applicable Interest Rate                                                  7.12400%                8.09300%               8.00000%
Number of Days                                                                  30                      30                     30
Interest Amount Payable                                                 485,671.54              485,580.00             166,666.67
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     485,671.54              485,580.00             166,666.67
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     83,000,000.00           72,000,000.00          25,000,000.00
Opening Outstanding Principal Balance                                81,808,793.44           72,000,000.00          25,000,000.00
Total Principal Distribution Amount                                     166,315.79                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                81,642,477.65           72,000,000.00          25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                December 17, 2001
Next Calculation Date                                            December 11, 2001
Reference Date                                                   November 13, 2001

                                                                          Subclass                Subclass               Subclass
                                                                               A-1                     A-2                    A-3
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Applicable LIBOR                                                          2.08000%                2.08000%               2.08000%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.47000%                2.51000%               2.51000%

                                                                          Subclass                Subclass               Subclass
                                                                               B-1                     C-1                    D-1
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Applicable LIBOR                                                          2.08000%                2.08000%               2.08000%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  3.20000%                4.20000%               4.08000%

                                  Page 4 of 5
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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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Opening Outstanding Principal Balance                                   100,000.00              100,000.00              96,245.62
Total Principal Payments                                                         -                       -                 624.35
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Closing Outstanding Principal Balance                                   100,000.00              100,000.00              95,621.27

Total Interest                                                              251.01                  254.46                 244.90
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        B-1                     C-1                    D-1
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Opening Outstanding Principal Balance                                    98,564.81              100,000.00             100,000.00
Total Principal Payments                                                    200.38                       -                      -
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Closing Outstanding Principal Balance                                    98,364.43              100,000.00             100,000.00

Total Interest                                                              309.37                  399.99                 389.65
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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Opening Outstanding Principal Balance                                    98,564.81              100,000.00             100,000.00
Total Principal Payments                                                    200.38                       -                      -
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Closing Outstanding Principal Balance                                    98,364.43              100,000.00             100,000.00

Total Interest                                                              585.15                  674.42                 666.67
Total Premium                                                                    -                       -                      -
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